Exhibit 99.2

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Investor Relations
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Delta Reports Operating Performance for June 2018

ATLANTA, July 3, 2018 – Delta Air Lines (NYSE: DAL) today reported operating performance for June 2018. The company carried 17.7 million customers across its broad global network, a record for the month of June.

In an Investor Update also issued this morning, Delta reaffirmed guidance of $1.65 to $1.75 earnings per share1 and 13-14% pre-tax margin1 for the June quarter.

Monthly highlights include:

•	Setting records for the month of June, including four new top ten system revenue days and six record days for customers carried in June for all Delta and Delta Connection flights worldwide.
•	Observing National Safety Month with continued priority and focus on the safety and security of Delta people and our customers each and every day throughout the world.
•	Announcing nonstop service in conjunction with joint venture partner Korean Air from Minneapolis/St. Paul to Seoul-Incheon, Korea and from Seattle to Osaka-Kansai, Japan, starting in 2019, complementing our existing international network.
•	Holding the annual shareholders meeting where all ballot measures were approved with overwhelming majority including the re-election of all 12 members of the Board of Directors.

The company’s operating performance is detailed in the table below.

Delta Air Lines serves more than 180 million customers each year. In 2018, Delta was named to Fortune’s top 50 Most Admired Companies in addition to being named the most admired airline for the seventh time in eight years. Additionally, Delta has ranked No.1 in the Business Travel News Annual Airline survey for an unprecedented seven consecutive years. With an industry-leading global network, Delta and the Delta Connection carriers offer service to 324 destinations in 57 countries on six continents. Headquartered in Atlanta, Delta employs more than 80,000 employees worldwide and operates a mainline fleet of more than 800 aircraft. The airline is a founding member of the SkyTeam global alliance and participates in the industry’s leading transatlantic joint venture with Air France-KLM and Alitalia as well as a joint venture with Virgin Atlantic. Including its worldwide alliance partners, Delta offers customers more than 15,000 daily flights, with key hubs and markets including Amsterdam, Atlanta, Boston, Detroit, Los Angeles, Mexico City, Minneapolis/St. Paul, New York-JFK and LaGuardia, London-Heathrow, Paris-Charles de Gaulle, Salt Lake City, São Paulo, Seattle, Seoul, and Tokyo-Narita. Delta has invested billions of dollars in airport facilities, global products and services, and technology to enhance the customer experience in the air and on the ground. Additional information is available on the Delta News Hub, as well as delta.com, Twitter @DeltaNewsHub and Facebook.com/delta.

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	Monthly Traffic Results				Year to Date Traffic Results
	Jun 2018	Jun 2017	Change		Jun 2018	Jun 2017	Change
RPMs (000):
Domestic	13,078,390	12,447,553	5.1%		68,280,712	65,353,243	4.5%
International	8,369,341	8,381,713	(0.1%	)	40,399,571	40,173,604	0.6%
Latin America	1,692,131	1,738,317	(2.7%	)	10,884,205	11,213,599	(2.9%	)
Atlantic	4,869,277	4,770,053	2.1%		19,629,399	18,947,412	3.6%
Pacific	1,807,933	1,873,343	(3.5%	)	9,885,966	10,012,593	(1.3%	)
Total System	21,447,731	20,829,266	3.0%		108,680,283	105,526,847	3.0%

ASMs (000):
Domestic	14,869,355	14,114,307	5.3%		80,464,184	76,612,341	5.0%
International	9,361,074	9,411,293	(0.5%	)	47,505,840	47,485,681	0.0%
Latin America	1,937,232	1,945,523	(0.4%	)	12,676,664	12,950,795	(2.1%	)
Atlantic	5,430,811	5,370,083	1.1%		23,434,491	22,835,588	2.6%
Pacific	1,993,030	2,095,687	(4.9%	)	11,394,685	11,699,298	(2.6%	)
Total System	24,230,429	23,525,600	3.0%		127,970,024	124,098,022	3.1%

Load Factor:
Domestic	88.0%	88.2%	(0.2) Pts		84.9%	85.3%	(0.4) Pts
International	89.4%	89.1%	0.3 Pts		85.0%	84.6%	0.4 Pts
Latin America	87.3%	89.3%	(2.0) Pts		85.9%	86.6%	(0.7) Pts
Atlantic	89.7%	88.8%	0.9 Pts		83.8%	83.0%	0.8 Pts
Pacific	90.7%	89.4%	1.3 Pts		86.8%	85.6%	1.2 Pts
Total System	88.5%	88.5%	0.0 Pts		84.9%	85.0%	(0.1) Pts

Mainline Completion Factor	99.9%	99.9%	0.0 Pts

Mainline On-time Performance	81.5%	82.8%	(1.3) Pts
(preliminary DOT A14)

Passengers Boarded	17,692,072	17,191,217	2.9%		93,323,752	91,061,790	2.5%

Cargo Ton Miles (000):	195,080	195,706	(0.3%	)	1,069,580	1,025,635	4.3%

Note: Results are preliminary and include flights operated under contract carrier arrangements

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Forward-Looking Statements

Statements in this investor update that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the impact of fuel hedging activity including rebalancing our hedge portfolio, recording mark-to-market adjustments or posting collateral in connection with our fuel hedge contracts; the availability of aircraft fuel; the performance of our significant investments in airlines in other parts of the world; the possible effects of accidents involving our aircraft; breaches or security lapses in our information technology systems; disruptions in our information technology infrastructure; our dependence on technology in our operations; the restrictions that financial covenants in our financing agreements could have on our financial and business operations; labor issues; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in services provided by third party regional carriers; failure or inability of insurance to cover a significant liability at Monroe’s Trainer refinery; the impact of environmental regulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain senior management and key employees; damage to our reputation and brand if we are exposed to significant adverse publicity through social media; the effects of terrorist attacks or geopolitical conflict; competitive conditions in the airline industry; interruptions or disruptions in service at major airports at which we operate; the effects of extensive government regulation on our business; the sensitivity of the airline industry to prolonged periods of stagnant or weak economic conditions; uncertainty in economic conditions and regulatory environment in the United Kingdom related to the likely exit of the United Kingdom from the European Union; and the effects of the rapid spread of contagious illnesses.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and our 10-Q for the quarterly period ended March 31, 2018. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of July 3, 2018, and which we have no current intention to update.

1 Non-GAAP Reconciliations

Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this update to the most directly comparable GAAP financial measures.

Diluted Earnings per Share, adjusted. We adjust diluted earnings per share for mark-to-market ("MTM") adjustments and settlements on fuel hedge contracts, the MTM adjustments recorded by our equity method investees, Virgin Atlantic and Aeroméxico, and unrealized gains/losses on our investments in GOL, China Eastern and Air France-KLM, to determine diluted earnings per share, adjusted.

MTM adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settled during the period.

We also record our proportionate share of earnings/loss from our equity investments in Virgin Atlantic and Aeroméxico and the unrealized gain/loss on our investments in GOL, China Eastern and Air France-KLM in non-operating expense. Adjusting for these items allows investors to better understand and analyze our core operational performance in the period shown.

(Projected)
Three Months Ended
June 30, 2018
Diluted earnings per share	$1.36 - $1.46
Adjusted for:
MTM adjustments and settlements	~0.03
Investment MTM adjustments	~(0.03)
Unrealized loss on investments	~0.29
Diluted earnings per share, adjusted	$1.65 - $1.75

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Pre-tax Margin, adjusted. We adjust for MTM adjustments and settlements, investment MTM adjustments and unrealized gain/loss on investments to determine pre-tax margin, adjusted, for the same reasons described above under the heading Diluted Earnings per Share, adjusted. We then adjust for Third-party refinery sales to determine pre-tax margin, adjusted. Adjusting for these items allows investors to understand and analyze our core operational performance in the period shown.

Third-party refinery sales. Delta's refinery segment provides jet fuel to the airline segment from its own production and from jet fuel obtained through agreements with third parties. Activities of the refinery segment are primarily for the benefit of the airline. However, from time to time, the refinery sells fuel by-products to third parties. The related cost of sales are recorded gross within other revenue and other ancillary businesses and refinery expense, respectively.

(Projected)
Three Months Ended
June 30, 2018
Pre-tax margin	10.7% - 11.7%
Adjusted for:
MTM adjustments and settlements	~0.2%
Investment MTM adjustments	~(0.2)%
Unrealized loss on investments	~2.0%
Third-party refinery sales	~0.3%
Pre-tax margin, adjusted	13% - 14%

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